POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby constitutes and appoints

Bradley D. Kohn and Diedre J. Gray, the undersigned's true and lawful attorneys-in-fact to:

 (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of MEMC Electronic Materials, Inc. (the "Company"), Form 3, Form 4 and Form 5s in

accordance with Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"),

and the rules thereunder;

 (2) do an perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, Form 4 and Form 5s, complete and execute any amendment or amendments thereto, and file such Forms with the United States Securities and Exchange

Commission; and

 (3) take any other action of any type whatsoever in connection with the foregoing which, in the option of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

 The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the responsibilities of the undersigned to comply with Section 16 of the Exchange Act.

 This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the holdings of the undersigned and transactions in securities issued by the Company, unless earlier revoked with respect to either or both of the herein named attorneys-in-fact by the undersigned in a signed writing delivered to such person or persons.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the date and in the capacity set forth below.

 Dated:  11/1/10

 __/s/ David A. Ranhoff________

  David A. Ranhoff